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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2004

                               REGISTER.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-29739                 11-3239091
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

      575 EIGHTH AVENUE, 8TH FLOOR                         10018
           NEW YORK, NEW YORK
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (212) 798-9100

         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 24, 2004, Register.com, Inc. (the "Company") entered into a Separation Agreement and General Release (the "Agreement") with Michael
Pollack, the Company's General Manager, Corporate Services. The following summary is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 10.1 to this report and which is incorporated herein by reference. Pursuant to the Agreement, which effectively terminates Mr. Pollack's prior employment arrangement with the Company, Mr.
Pollack will continue to perform his current duties through October 15, 2004 and from October 16, 2004 through December 31, 2004 (the "Termination Date"), he will continue to perform duties necessary to transition his job responsibilities to one or more employees designated by the Company. Subject to compliance with the terms of the Agreement, within ten (10) days of the Termination Date, the
Company will pay Mr. Pollack a lump sum payment in the amount of $50,000, which amount represents three (3) months salary at his current rate of pay, as well as his 2004 minimum bonus of $50,000, each less statutory deductions and withholdings.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Except as set forth in the Agreement described in Item 1.01, neither party has any outstanding commitments or rights under the Offer Letter dated
June 11, 2001, as amended on May 23, 2003.

ITEM 9.01.  EXHIBITS.

10.1           Separation Agreement and General Release between Register.com,
               Inc. and Michael Pollack dated September 24, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGISTER.COM, INC.

                                                 By: /s/ Roni A. Jacobson
                                                     --------------------
                                                     Roni A. Jacobson
September 30, 2004                                   Vice President, General
------------------                                     Counsel and Secretary
      Date

                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

10.1                Separation Agreement and General Release between
                    Register.com, Inc. and Michael Pollack dated September 24,
                    2004.